Exhibit 10(a)(6)



               SUPPLEMENT NO. 2 TO BORROWER PLEDGE AGREEMENT


               SUPPLEMENT No. 2, dated as of October 31, 1995, to the Borrower Pledge Agreement dated as of June 6, 1995 (as amended, supplemented or otherwise modified from time to time, the "Borrower Pledge Agreement"), made by Playtex Products, Inc., a Delaware corporation (the "Borrower"), in favor of CHEMICAL BANK, a New York banking corporation, as agent (the "Agent").

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Borrower Pledge Agreement and the Credit Agreement.

          B. The Borrower entered into the Borrower Pledge Agreement in order to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to, and issue or participate in Letters of Credit for the account of, the Borrower. The Credit Agreement requires any New Subsidiary (as defined in the Credit Agreement) to have all of its Capital Stock pledged to the Agent, as collateral security for the Obligations, pursuant to the Borrower Pledge Agreement or a supplement thereto. The undersigned (the "New Subsidiary Pledgor") is a Subsidiary of the Borrower and owner of all the issued and outstanding stock of Sun Acquisition, Inc., a New Subsidiary (together with its successors and assigns "Sun") and is executing this Supplement No. 2 in accordance with the requirements of the Credit Agreement to induce the Lenders to make their respective loans to, and issue or participate in letters of credit for the account of, the Borrower.

          Accordingly, the Agent and the New Subsidiary Pledgor agree as follows:

          SECTION 1. In accordance with the requirements of the Credit Agreement, the New Subsidiary Pledgor by its signature hereto shall become a pledgor under the Borrower Pledge Agreement with the same force and effect as if it had been the original pledgor under the Borrower Pledge Agreement, and the New Subsidiary Pledgor hereby (i) agrees to all the terms and provisions of the Borrower Pledge Agreement applicable to it as a pledgor thereunder and (ii) represents and warrants that the representations and warranties made by it as a pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing the New Subsidiary Pledgor, as security for the payment and performance in full of the Obligations, does hereby transfer, grant, bargain, sell, convey, hypothecate, pledge, set over and deliver unto the Agent, and grant to the Agent (for the benefit of the Agent and the Lenders) a security interest in the shares of capital stock listed below on Schedule I to this Supplement No. 2 attached hereto and any shares of stock of Sun obtained in the future by the New Subsidiary Pledgor. Schedule I to Supplement No. 2 attached hereto supplements the Borrower Pledge Agreement and shall be deemed a part thereof for all purposes of the Borrower Pledge Agreement. The Borrower Pledge Agreement is hereby incorporated herein by reference.

          SECTION 2. This Supplement has been duly authorized, executed and delivered by the New Subsidiary Pledgor and constitutes a legal, valid and binding obligation of the New Subsidiary Pledgor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally,



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general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          SECTION 3. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement which, when taken together, bear the signatures of the New Subsidiary Pledgor and the Agent.

          SECTION 4. Except as expressly supplemented hereby, the Borrower Pledge Agreement shall remain in full force and effect.

          SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In case any one or more of the provisions contained in this Supplement No. 2 should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Borrower Pledge Agreement shall not in any way be affected or impaired. The parties hereto, together with their successors and assigns, shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions herein with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All communications to the New Subsidiary Pledgor shall be given to it at the address set forth under its signature hereto with a copy to the Borrower.

          SECTION 8. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          SECTION 9. The New Subsidiary Pledgor agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees and expenses of counsel for the Agent.



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                                                                       3



          IN WITNESS WHEREOF, the New Subsidiary Pledgor and the Agent have duly executed this Supplement to the Borrower Pledge Agreement as of the day and year first above written.

                                        BBA ACQUISITION, INC. (to be merged
                                        with, and into, Banana Boat Holding
                                        Corporation)


                                        By: /s/ Michael F. Goss
                                            -------------------------------
                                            Name:  Michael F. Goss
                                            Title: Vice President

                                        Address:
                                                ---------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------
                                        Attention:
                                                  -------------------------
                                        Telecopy:
                                                 --------------------------


                                        CHEMICAL BANK, as Agent


                                        By: /s/ Robert Gaynor
                                            -------------------------------
                                            Name:  Robert Gaynor
                                            Title: Vice President



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                                                              Schedule I to
                                                           Supplement No. 2


                               CAPITAL STOCK


                                                Percent of
                  Class of       Stock          Outstanding      Number of
Stock Issuer       Stock    Certificate Nos.      Shares           Shares
------------      --------  ----------------    ------------     -----------



Sun               Common         1                 100%           1,000
Acquisition,
Inc.
(to be merged
with, and
into, Sun
Pharmaceuticals
Corp.)